EXHIBIT (23)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Wilshire Oil Company of Texas:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-40324.


                                                     /s/  ARTHUR ANDERSEN LLP

Roseland, New Jersey
April 12, 1999